UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2019

RIVEX TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-218713	38-3939787
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 S Main Street STE 4036, Kalispell, MT 59901

(Address of principal executive offices)

406-601-3532

(Registrant’s telephone number, including area code)

Rua da Moeda 19, Evora, Portugal 7000-513, (702) 846-0808

(Registrant’s former name, address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on form 8-K (this “Report”) contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. Given these uncertainties, you should not place undue reliance on these forward- looking statements. Such statements may include, but are not limited to, information related to: anticipated operating results; relationships with our customers; consumer demand; financial resources and condition; changes in revenues; cost of sales; selling, general and administrative expenses; interest expense; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and filed as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosures set forth under Item 2 are incorporated by reference into this Item 1.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 15, 2019, the Company acquired all of the asset, rights, and interests of BigBreak 101 from Sungrow Ventures Limited in exchange for 20,000 shares of the Company’s common stock. Prior to this transaction Sungrow Ventures, was the owner of 5,000,000 shares of our common stock representing 80% of the shares of common stock issued and outstanding.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 29, 2019, Gabriel Dollente Diamaandal resigned as President, Chief Executive Officer, Treasurer, Secretary and Director of the Company. His resignation was not the result of any disagreement with the Company.

On July 29, 2019, Koong Wai Loon was appointed President, Chief Executive Officer, Treasurer, Secretary and Director of the Company.

Wai Loon has more than 5 years of experience as consultant in the industry and has directed more than 50 digital innovations in the areas of mobile applications, web portals, e-commerce, digital marketing, and more. He also founded and advises numerous businesses in the domain of digital technology.

Wai Loon received a Master of Management (Technology) from University of Technology Malaysia (UTM) and a Bachelor of Science (Human Resource Development) from University of Technology Malaysia (UTM).

FORM 10 DISCLOSURE

As disclosed elsewhere in this Report, on July 15, 2019, the Company acquired the assets and business BigBreak 101, a blockchain consultancy firm that specializes in providing marketing and technological support to blockchain and crypto startups, private individuals and well-established companies. Item 2.01(f) of Form 8-K provides the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the registrant’s securities subject to the reporting requirements of Section 13 of the such Exchange Act upon consummation of the transaction.

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the “Company”, “we,” “our” and “us” refer to Rivex Inc.

Information in response to this Item 2.01 below is keyed to the item numbers of Form 10.

ITEM 1. DESCRIPTION OF BUSINESS

Business Overview

BigBreak 101 was started in Los Angeles, California. BigBreak101’s areas of expertise include marketing, community building, technology, and crypto and crowdfunding consulting:

Marketing. Providing full-service marketing support including press release creation and distribution, press outreach, paid advertising management, creation of marketing and promotional materials for social media campaigns.

Community Building. Building and managing communities of supporters and influencers on social media channels like Facebook, Telegram, Twitter and crypto forums like Bitcointalk.

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Technology. Creation and auditing of smart contracts (ERC2) and technological infrastructure for crypto crowdfunding events.

Crypto And Crowdfunding Consulting. Creating ICO (Initial Coin Offerings) STO (Security Token Offerings) and ETO (Equity Toke Offering).

Our clients include

•	Blockchain companies and startups looking to raise funds through crowdfunding mechanisms;
•	Private individuals launching their own crypto tokens;
•	Established companies planning to leverage smart contract technology in order to optimize internal operations;
•	Crypto exchanges in need of promotional services.

Having a specialized skill set with experience in blockchain technology BigBreak101 has a competitive advantage over classic PR firms that are unable to cater to blockchain companies. Additionally, BigBreak101 prides itself on offering flexibility in pricing and packages - where clients can choose services a-la-carte based on their budget and project needs.

Having access to the pool of skilled subcontractors chosen separately for every new project allows us to hire the best talent available based on project requirements and fully eliminate costs associated with long term employment. This approach enabled BigBreak101 to reach profitability by month 2, generating noteworthy revenues by the end of year one and will also help scale operations without the need of going through the expensive hiring process.

Introduction of new services.

BigBreak101 has developed a strategy to hedge the bets and decrease the financial consequences of the negative events leading to a decline in the number of ICOs. This approach will allow BigBreak101 to diversify service offerings while staying in the same domain of expertise:

•	Providing risk analysis reports on specific ETO/STOs for private individuals, accredited or institutional investors;
•	Presenting clients’ crowdfunding projects during conferences/summits/expos;
•	Promoting ETO launchpads;
•	Adding an ICO listing section to BigBreak101 web portal to promote and feature upcoming ICOs, STOs, ETOs for a fee.

Using new marketing tactics

In order to increase customer reach, BigBreak101is working to establish strategic partnerships with blockchain legal advisors, Crypto Stock Exchanges, ETO launchpads, Crypto listing services, and Blockchain conferences. This approach will guarantee a stable flow of leads and also increase the company’s credibility and exposure.

Paid advertising

BigBreak101 has not relied heavily on paid advertising, with the last Google ad campaign running in October 2018. Also, Facebook advertising on crypto-related projects had been banned until May 2019. Over a year after its outright ban, Facebook has finally lifted some restrictions on cryptocurrency and blockchain-related advertisements. In an updated policy announced on May 8, the social media company announced that ads involving blockchain technology, industry news, educational content or events related to cryptocurrency will no longer require prior written approval.

This new policy will allow BigBreak101 to run highly targeted ad campaigns, promoting our educational webinars on the marketing of crypto projects as well as crowdfunding campaigns, by targeting companies directly on a minimal budget. Our current email lists will help to run effective retargeting campaigns with not more than $200 per month.

With a maximum monthly Google ad spend of $ 400, BigBreak101 will be able to significantly increase the number of leads, by using Google trend analysis and bidding for cheaper keywords leading to higher ROIs.

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ICO Market Analysis

We believe crypto is transitioning from a crash to recomposition. Through the previous frenzy, asset prices ballooned as financial capital (speculative value) rushes into the market faster than production capital (utility value), bubbling up to an inevitable “crash”. But the associated technologies establish themselves as the new default and many of the application platforms that come to define the industry emerge during this period.

After a slump towards the end of 2018, the number of ICOs completed in Q1 of 2019 is almost 350. The total number of funds raised in Q1 is $0.5 billion but the overall amount of funds raised in 2019 is close to $1 billion. The average amount of funds raised in Q1 is higher than in Q4 2018 by $2 million. (ICOBench ICO Market Quarterly Analysis Q1 2019 http://icobench.com/reports/ICO_Market_Quarterly_Analysis_Q1_2019.pdf

Competition

Our biggest competitors in the market of ICO services are ICObox.io and IBC Group. Both companies offer ICO services as a full package deal without an opportunity to choose particular services. The cheapest package offered by ICObox.io starts from 5 BTC - which filters off smaller companies, that plan to run their ICOs on budget. BigBreak101 has more flexibility within service offerings and team composition, which allows us to add or remove specific experts as needed.

Also, the current advertising budget of BigBreak101 is minimal, while both companies invest heavily in paid advertising. BigBreak101 comes third after ICObox and IBC Group on the number of ICO related requests based on Semrush analytics (www.semrush.com).

Government Regulation

We are not subject to any specific government regulation, though the regulation of ICO’s, STO’s, ETO’s and IEO’s are subject to new and evolving regulations.

Regulation of digital assets, ICO’s and STO’s, cryptocurrencies, blockchain technologies, and cryptocurrency exchanges, is currently undeveloped and likely to rapidly evolve as government agencies take greater interest in them, varies significantly among international, federal, state and local jurisdictions and is subject to significant uncertainty. Various legislative and executive bodies in the United States and in other countries may in the future adopt laws, regulations, or guidance, or take other actions, which may severely impact the permissibility of tokens generally and, in each case, the technology behind them or the means of transaction in or transferring them.

Cryptocurrency networks, distributed ledger technologies, and coin and token offerings also face an uncertain regulatory landscape in many foreign jurisdictions such as the European Union, China and Russia. Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect cryptocurrencies and their sale. Such laws, regulations or directives may conflict with those of the United States or may directly and negatively impact the Company’s business. The effect of any future regulatory change is impossible to predict, but such change could be substantial and materially adverse to the adoption and value of the cryptocurrencies and the financial performance of the Company.

Cryptocurrencies are novel and the application of U.S. federal and state securities laws is unclear in many respects. Because of the differences between the cryptocurrencies, tokens and traditional investment securities, there is a risk that issues that might easily be resolved by existing law if traditional securities were involved. Itis possible that securities regulators may interpret laws in a manner that adversely affects the value of the cryptocurrency and tokens. For example, if applicable securities laws restrict the ability for the tokens to be transferred, this would have a material adverse effect on their value and cause a decrease in companies seeking our services.

Employees

The Company currently has 1 employee.

ITEM 2. FINANCIAL INFORMATION

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in this report. The management’s discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under “Risk Factors” in this Form 8-K, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. The Company’s actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this report.

As the result of the change in business and operations of the Company, a discussion of the past, pre-acquisition financial results of the Company is not pertinent, and under applicable accounting principles the historical financial results of BigBreak 101.

The following discussion highlights BigBreak 101’s results of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on BigBreak 101’s audited and unaudited financial statements contained in this Current Report, which we have prepared in accordance with United States generally accepted accounting principles. You should read this discussion and analysis together with such financial statements and the related notes thereto.

Going Concern

Our ability to continue as a going concern is dependent upon our generating operating cash flow and raising capital sufficient to fund operations. We have discussed our strategy and plans relating to these matters elsewhere in this Current Report although the consolidated financial statements included herein do not include any adjustments that might result from the outcome of these uncertainties.

Results of Operations

Comparison for the period ended March 31, 2019 and March 31, 2018 for the operations of the business acquired.

	Three Months Ended March 31,
	2019	2018
REVENUE, NET OF FEES	12,500	47,800
OPERATING EXPENSES
Cost of Services	1,983	6,004
General and administrative	115	122
Total Operating Expenses	2,098	6,126
PROFIT FROM OPERATIONS	10,402	41,674
PROFIT BEFORE INCOME TAXES	10,402	41,674
Provision for income taxes	-	-
NET PROFIT	$10,402	$41,674

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Revenue

During the three months ended March 31, 2019, we generated $12,500 in revenue, net of fees, compared to $47,800 net of fees for the three months ended March 31, 2018. The decrease in revenues was due to decreased demand for cryptocurrency related services.

Operating Expenses

We recognized cost of services of $1,983 for services rendered during the three months ended March 31, 2019 compared to $6,004 for cost of services during the three months ended March 31, 2017. The decrease was due to a drop in demand for services as the overall market for cryptocurrency and blockchain related services declined.

Net Profit

During the three months ended March 31, 2019, we had a net profit of $10,402, representing a net margin of 83%, compared to a net profit of $41,674, representing a net margin of 87%. We do not consider the difference in net margin to be significant based upon the amount or revenue.

Financial Condition, Liquidity and Capital Resources

As of March 31, 2019, we had cash on hand of $0. We will require to raise additional capital as revenue from operations are not expected to be able to support the cash required to fully execute our business plan.

Comparison for the Years Ended December 31, 2018 and December 31, 2017 for the operations of the business acquired.

	Year Ended December 31, 2018	October 10, 2017 (Inception) to December 31, 2017
REVENUE, NET OF FEES	$113,150	$13,650
OPERATING EXPENSES
Cost of Services	14,044	2,498
General and administrative	213	175
Total Operating Expenses	14,258	2,673
PROFIT FROM OPERATIONS	98,892	10,977
PROFIT BEFORE INCOME TAXES	98,892	10,977
Provision for income taxes	-	-
NET PROFIT	$98,892	$10,977

Revenue

During the year ended December 31, 2018, we generated $113,150 in revenue, net of fees, compared to $13,650 net of fees for the three months ended March 31, 2018. Revenue increased due to the fact that during 2017 we only operated since October 10, 2017, our inception date.

Operating Expenses

We recognized cost of services of $14,044 for services rendered during the year ended January 31, 2018 compared to $2,673 for cost of services during the period from Inception on October 10, 2017 through December 31, 2017. The increase is due to the increase in revenue during the longer full year period of 2018.

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Off Balance Sheet Arrangements

The Company has no off balance sheet arrangements.

Effect of Inflation and Changing Prices

We do not believe that inflation or changing prices have had a material effect on our business, results of operations or financial condition during the past two years.

Critical Accounting Policies

Critical accounting policies are those that require application of our management’s most difficult, subjective or complex judgments often as a need to make estimates about the effects of matters that are inherently uncertain and may change in subsequent periods. The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates, judgments and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. The most significant estimates in our financial statements are discussed below. Actual results could vary from those estimates.

Revenue Recognition

The Company recognizes revenue from the sale of products and services in accordance with ASC 606, “Revenue Recognition.”

The Company recognizes revenue from contracts based on the following:

•	Step 1: identify contracts with customers
•	Step 2: identify the performance obligations in the contract
•	Step 3: determine the transaction price
•	Step 4: allocate the transaction price to the performance obligations in the contract
•	Step 5: recognize revenue when/as the entity satisfies the obligation

The Company receives collection on payments upon completion of the respective contract.

Accounts Receivable

The Company records accounts receivable in accordance with ASC 310, “Receivables.” Receivables consist of sale of products and services that have been made, but cash has not yet been received. The terms of receivables are typically 30 days after sale.

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, “Leases” (“ASC 842”). The guidance requires lessees to recognize almost all leases on their balance sheet as a right-of-use asset and a lease liability. For income statement purposes, the FASB retained a dual model, requiring leases to be classified as either operating or finance. Lessor accounting is similar to the current model, but updated to align with certain changes to the lessee model and the new revenue recognition standard. Existing sale-leaseback guidance, including guidance for real estate, is replaced with a new model applicable to both lessees and lessors. ASC 842 is effective for fiscal years beginning after December 15, 2018. The Company is evaluating the adoption of ASC 842, but has not determined the effects it may have on the Company’s financial statements.

Management has considered all recent accounting pronouncements issued. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

ITEM 3. PROPERTIES

The Company does not own or lease any property.

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ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of June 30, 2019, by:

•	each person or group who is known by us to own beneficially more than 5% of our outstanding shares of Common Stock (“5% Owner”);
•	each of our named executive officers (“Officer”);
•	each of our directors (“Director”); and
•	all of our executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Koong Wai Loon, CEO No. 105 Jalan Antoi, Kepong Baru 52100 Kuala Lumpur W.Persekutuan (KL), Malaysia.	0 Common Shares	0%
Directors and Executive Officers as a Group	0 Common Shares	0%
Sungrow Ventures Limited 16 Hutson St Suite 304 Belize City Belize	5,000,000 Common Shares Direct	80.91%
5% Shareholders as a Group	5,000,000 Common Shares	80.91%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on June 30, 2019. As of June 30, 2019, there were 6,180,000 shares of our company’s common stock issued and outstanding.

Item 5. Directors and Executive Officers

All directors of our company hold office until the next annual meeting of the security holders or until their successors have been elected and qualified. The officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office. Our directors and executive officers, their ages, positions held, and duration as such, are as follows:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Koong Wai Loon	Chief Executive Officer, President, Treasurer Secretary and Director	30	July 29, 2019

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Koong Wai Loon – President, Chief Executive Officer, Treasurer, Secretary and Director

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Wai Loon has more than 5 years of experience as consultant in the industry and has directed more than 50 digital innovations in the areas of mobile applications, web portals, e-commerce, digital marketing, and more. He also founded and advises numerous businesses in the domain of digital technology.

Wai Loon received a Master of Management (Technology) from University of Technology Malaysia (UTM) and a Bachelor of Science (Human Resource Development) from University of Technology Malaysia (UTM).

Employment Agreements

We have no formal employment agreements with any of our directors or officers.

Family Relationships

There are no family relationships between any of our directors, executive officers and proposed directors or executive officers.

Limitation of Liability of Directors

Pursuant to the Nevada General Corporation Law, our Articles of Incorporation exclude personal liability for our Directors for monetary damages based upon any violation of their fiduciary duties as Directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which a Director receives an improper personal benefit. This exclusion of liability does not limit any right which a Director may have to be indemnified and does not affect any Director’s liability under federal or applicable state securities laws. We have agreed to indemnify our directors against expenses, judgments, and amounts paid in settlement in connection with any claim against a Director if he acted in good faith and in a manner he believed to be in our best interests.

Election of Directors and Officers

Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

No Executive Officer or Director of the Corporation has been the subject of any Order, Judgment, or Decree of any Court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring, suspending or otherwise limiting him from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association.

No Executive Officer or Director of the Corporation has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding, which is currently pending.

No Executive Officer or Director of the Corporation is the subject of any pending legal proceedings.

Nominating Committee

We do not have a Nominating Committee or Nominating Committee Charter. Our board of directors performed some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we are continuously updating our operations and have limited resources with which to establish additional committees of our board of directors.

Compensation Committee

We do not have a Compensation Committee or Compensation Committee Charter. Our board of directors performed some of the functions associated with a Nominating Committee. We have elected not to have a Compensation Committee in that we are continuously updating our operations and have limited resources with which to establish additional committees of our board of directors.

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ITEM 6. EXECUTIVE COMPENSATION.

Compensation Discussion and Analysis

The following table includes information regarding the compensation paid or awarded to the individuals listed below:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended March 31, 2019 and 2018; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended March 31, 2019 and 2018, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Compensa-tion ($)	Change in Pension Value and Nonqualified Deferred Compensa-tion Earnings ($)	All Other Compensa-tion ($)	Total ($)
Koong Wai Loon (1)	2019	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Gabriel Dollente Diamaandal (2)	2019	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
President, CEO, Treasurer, Secretary and Director	2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Adrian Dario Rivera Tchernikov (3)	2019	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Former President, Secretary, Treasurer and Director	2018	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

(1) (2)

Koong Wai Loon was appointed Chief Executive Officer, President, Treasurer, Secretary and as a Director on July 29, 2019.

Gabriel Dollente Diamaandal was appointed Chief Executive Officer, President, Treasurer, Secretary and as a Director on October 4, 2018 and resigned all positions on July 29, 2019.

(3)	Adrian Dario Rivera Tchernikov was appointed President, Treasurer and as a Director on September 9, 2014 and as Secretary on July 14, 2017 and resigned all positions on October 4, 2018.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

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ITEM 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On July 15, 2018, the Company and Sungrow Ventures, the owner of 80% of the issued and outstanding shrares of the Company, entered into an agreement for the purchase of the assets and operations of BigBreak 101, a cryptocurrency consultancy based in Los Angeles California.

Prior to the acquisition of BigBreak 101, the principals thereof withdrew $76,094 as owner benefit. At the time BigBreak 101 was a sole proprietorship.

Director Independence

We currently act with one director, Koong Wai Loon.

We have determined that we do not have an independent director, as that term is used in NASDAQ Marketplace Rule 4200(a)(15).

Currently our audit committee consists of our entire board of directors. We currently do not have nominating, compensation committees or committees performing similar functions. There has not been any defined policy or procedure requirements for shareholders to submit recommendations or nomination for directors.

From inception to present date, we believe that the members of our audit committee and the board of directors have been and are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.

ITEM 8. LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings outside the normal course or business.

ITEM 9. MARKET FOR REGISTRANT’S COMMON STOCK, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

There is a limited public market for our common shares. Our common stock is quoted on the OTC Pink Sheets Market, an alternative trading system, under the trading symbol “RIVX”. Trading in stocks quoted on the Pink Sheets is often thin and is characterized by wide fluctuations in trading prices due to many factors that may be unrelated to a company’s operations or business prospects.

Pink Sheet securities are not listed or traded on the floor of an organized national or regional stock exchange. Instead, OTC Pink Sheet securities transactions are conducted through a telephone and computer network connecting dealers in stocks. Pink Sheet issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a regional or national stock exchange.

Our shares are issued in registered form. VStock Transfer, LLC, 18 Lafayette Place, Woodmere NY 11598 (Telephone: (212) 828-8436; Facsimile: (646) 536-3179) is the registrar and transfer agent for our common shares.

Dividends. We have never declared or paid any cash dividends on our common stock nor do we anticipate paying any in the foreseeable future. We expect to retain any future earnings to finance our operations and expansion. The payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant.

Equity Compensation Plans. We do not have any equity compensation plans.

Penny Stock Considerations

Our shares are considered “penny stocks,” as that term is generally defined in the Securities Exchange Act of 1934 to mean equity securities with a price of less than $5.00. Thus, our shares will be subject to rules that impose sales practice and disclosure requirements on broker-dealers who engage in certain transactions involving a penny stock.

Under the penny stock regulations, a broker-dealer selling a penny stock to anyone other than an established customer must make a special suitability determination regarding the purchaser and must receive the purchaser’s written consent to the transaction prior to the sale, unless the broker-dealer is otherwise exempt.

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In addition, under the penny stock regulations, the broker-dealer is required to:

•

Deliver, prior to any transaction involving a penny stock, a disclosure schedule prepared by the Securities and Exchange Commission relating to the penny stock market, unless the broker-dealer or the transaction is otherwise exempt;

•	Disclose commissions payable to the broker-dealer and our registered representatives and current bid and offer quotations for the securities;

•

Send monthly statements disclosing recent price information pertaining to the penny stock held in a customer’s account, the account’s value, and information regarding the limited market in penny stocks; and

•

Make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction, prior to conducting any penny stock transaction in the customer’s account.

Because of these regulations, broker-dealers may encounter difficulties in their attempt to sell shares of our common stock, which may affect the ability of holders to sell their shares in the secondary market and have the effect of reducing the level of trading activity in the secondary market. These additional sales practice and disclosure requirements could impede the sale of our securities, if our securities become publicly traded. In addition, the liquidity for our securities may be decreased, with a corresponding decrease in the price of our securities.

Our shares are subject to such penny stock rules and our shareholders will, in all likelihood, find it difficult to sell their securities.

ITEM 10. RECENT SALES OF UNREGISTERED SECURITIES

The information below lists all of our securities sold by us during the past three years which were not registered under the Securities Act of 1933. We paid no underwriting discounts or commissions in connection with the following transaction:

Sale of Equity Securities

Date	Number of Shares	Aggregate Cash Consideration	Exemption From Registration
July 31, 2019	20,000	Acquisition of Business	Section 4(2) of the Securities Act of 1933

ITEM 11. DESCRIPTION OF REGISTRANT’S SECURITIES

COMMON STOCK

The following is a summary of the material rights and restrictions associated with our common stock. This description does not purport to be a complete description of all of the rights of our stockholders and is subject to, and qualified in its entirety by, the provisions of our most current Articles of Incorporation and Bylaws, which are included as exhibits to this Registration Statement.

The holders of our common stock currently have (i) equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board of Director of the Company; (ii) are entitled to share ratably in all of the assets of the Company available for distribution to holders of common stock upon liquidation, dissolution or winding up of the affairs of the Company (iii) do not have pre-emptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights applicable thereto; and (iv) are entitled to one non-cumulative vote per share on all matters on which stock holders may vote.

Our Bylaws provide that at all meetings of the stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. On all other matters, except as otherwise required by Nevada law or the Articles of Incorporation, a majority of the votes cast at a meeting of the stockholders shall be necessary to authorize any corporate action to be taken by vote of the stockholders. A “plurality” means the excess of the votes cast for one candidate over any other. When there are more than two competitors for the same office, the person who receives the greatest number of votes has a plurality.

We do not have any preferred stock authorized in our Articles of Incorporation, and we have no warrants, options or other convertible securities issued or outstanding.

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FUTURE SALES BY EXISTING STOCKHOLDERS

A total of 5,000,000 shares of common stock representing 80% of our issued and outstanding common shares, are owned by Sungrow Ventures, all of which are restricted securities, as defined in Rule 144 of the Rules and Regulations of the SEC promulgated under the Securities Act. Under Rule 144, the shares can be publicly sold, subject to volume restrictions and restrictions on the manner of sale. Such shares can only be sold after six months provided that the issuer of the securities is, and has been for a period of at least 90 days immediately before the sale, subject to the reporting requirements of section 13 or 15(d) of the Exchange Act. Shares purchased in this offering, which will be immediately resalable, and sales of all of our other shares after applicable restrictions expire, could have a depressive effect on the market price, if any, of our common stock and the shares we are offering.

ITEM 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The Company’s Bylaws and Articles of Incorporation provide that we shall, to the full extent permitted by the Nevada General Business Corporation Law, as amended from time to time (the “Nevada Corporate Law”), indemnify all of our directors and officers. Section 78.7502 of the Nevada Corporate Law provides in part that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of another corporation or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Similar indemnity is authorized for such persons against expenses (including attorneys’ fees) actually and reasonably incurred in defense or settlement of any threatened, pending or completed action or suit by or in the right of the corporation, if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and provided further that (unless a court of competent jurisdiction otherwise provides) such person shall not have been adjudged liable to the corporation. Any such indemnification may be made only as authorized in each specific case upon a determination by the stockholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct. Under our Bylaws and Articles of Incorporation, the indemnitee is presumed to be entitled to indemnification and we have the burden of proof to overcome that presumption. Where an officer or a director is successful on the merits or otherwise in the defense of any action referred to above, we must indemnify him against the expenses which such officer or director actually or reasonably incurred. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 13. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

The financial statements are attached hereto as an exhibit.

ITEM 14. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

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Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
(b)	Pro forma financial information.
(d)	Exhibits.

99.1	December 31, 2018 Audited Financial Statements of BigBreak 101 Limited Group
99.2	March 31, 2019 Interim Financial Statements of BigBreak 101 Limited Group
99.3	Pro Forma Financial Information
99.4	Asset Purchase Agreement between Rivex and Sungrow Ventures

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVEX TECHNOLOGY CORP.

Date: August 12, 2019	By:	/s/ Koong Wai Loon
	Name:	Koong Wai Loon
	Title:	Chief Executive Officer, President, Treasurer, Secretary and Director

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